Filed Pursuant to Rule 497(e)
Monetta Trust Registration File No. 811-7360

MONETTA TRUST
SUPPLEMENT DATED APRIL 2, 2007
TO
PROSPECTUS DATED MAY 1, 2006 AND
STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 12, 2006

The following information is being added to the “Sub-Adviser” and “Investment Team” sections of the Prospectus, page 21:

Sub-Adviser
Belle Haven Investments, L.P.

Effective as of December 1, 2006, Belle Haven Investments, L.P., a Connecticut limited partnership (“Belle Haven”), became the sub-adviser to the Monetta Intermediate Bond Fund pursuant to an Interim Sub-Advisory Agreement entered into as of that date between the Adviser and Belle Haven.  Pursuant to the terms of the Interim Sub-Advisory Agreement, Belle Haven received no fees for the subadvisory services it provided to the Monetta Intermediate Bond Fund for the fiscal year ended December 31, 2006.

On March 29, 2007, an Investment Sub-Advisory Agreement between the Adviser and Belle Haven was approved by the shareholders of the Monetta Intermediate Bond Fund at a special meeting called for that purpose.  The Adviser and Belle Haven executed that Investment Sub-Advisory Agreement as of April 1, 2007.  Under this Investment Sub-Advisory Agreement, Belle Haven’s annual fee is 0.25% of average daily net assets of the Monetta Intermediate Bond Fund.  This fee is paid entirely by the Adviser, and has not resulted in any additional costs to the Monetta Intermediate Bond Fund.

Belle Haven has provided professional investment portfolio management, primarily with regard to fixed income securities to high net worth individuals and institutional clients since 2002.  Belle Haven’s address is 5 Greenwich Office Park, Greenwich, CT 06831.

The discussion of the Board Directors/Trustees approval of the Advisory Agreements is available in the Funds’ Annual Report for the period ended December 31, 2006.  You may obtain a free copy of the Annual Report by calling toll-free 1-800-MONETTA.

Investment Team
J. Matthew Dalton, through Belle Haven, has been Co-Senior Portfolio Manager of the Intermediate Bond Fund since December 1, 2006.  Mr. Dalton’s background includes over 20 years of experience in the bond market. He joined Belle Haven in 1996 and currently serves as its CEO.  From 1994 through 1996, he was employed by Rodman & Renshaw as the head of its fixed income division.  After attending Purdue University, Mr. Dalton was recruited by Lehman Brothers where he was employed in their Municipal Bond Department from 1985 to 1994.

Mark Steffen, through Belle Haven, has been Co-Senior Portfolio Manager of the Intermediate Bond Fund since December 1, 2006.  He joined Belle Haven in 1996 as a COO and currently serves on the firms Management Committee and Investment Committee.  Since 1984 Mr. Steffen’s Wall Street experience includes: Municipal Trader at Dain Bosworth, Senior Municipal Underwriter at Glickenhaus & Co, and Senior Municipal Trader at Rodman and Renshaw.  Mr. Steffen is a graduate of Colgate University.

The following information replaces the information related to Belle Haven Investments, L.P. and its portfolio managers found in the “Sub-Adviser” section of the Statement of Additional Information, beginning on page 27:

Belle Haven Investments, L.P.

Effective as of December 1, 2006, Belle Haven Investments, L.P., a Connecticut limited partnership (“Belle Haven”), became the investment sub-adviser to the Monetta Intermediate Bond Fund pursuant to an Interim Sub-Advisory Agreement entered into as of that date between the Adviser and Belle Haven.  Pursuant to the terms of the Interim Sub-Advisory Agreement, Belle Haven received no fees for the subadvisory services it provided to the Monetta Intermediate Bond Fund for the fiscal year ended December 31, 2006.

On March 29, 2007, an Investment Sub-Advisory Agreement between the Adviser and Belle Haven was approved by the shareholders of the Monetta Intermediate Bond Fund at a special meeting called for that purpose.  The Adviser and Belle Haven executed that Investment Sub-Advisory Agreement as of April 1, 2007.  Under this Investment Sub-Advisory Agreement, Belle Haven’s annual fee is 0.25% of average daily net assets of the Monetta Intermediate Bond Fund.  This fee is paid entirely by the Adviser, and has not resulted in any additional costs to the Monetta Intermediate Bond Fund.

Belle Haven is a limited partnership, and is controlled by the employees.  Ownership allocation is, J. Matthew Dalton – 61.1%, Mark Steffen – 33.3%, and Other Employees – 5.6%.

The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of December 31, 2006

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (-000s)	Pooled Investment Vehicle Accounts	Assets Managed (-000s)	Other Accts	Assets Managed (-000s)	Total Assets Managed (-000s)
Matthew Dalton	1	$7,114	1	$7,597	155	$106,233	$120,944
Mark Steffen	1	$7,114	1	$7,597	155	$106,233	$120,944

Potential conflicts of interest may arise between the accounts managed by Messrs. Dalton and Steffen, for example between those accounts that have performance-based fees and those accounts that do not have such fees.  Mr. Dalton allocates investment decisions across all the accounts in a particular strategy in order to limit the conflicts involved in managing multiple accounts.  Differences in investments are a result of individual client account investment strategies and restrictions or the timing of additions and withdrawals of amounts subject to account management.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Matthew Dalton	Salary/Bonus	Belle Haven	Matthew Dalton receives compensation that is a combination of salary and a bonus based on the profitability of Belle Haven, the Sub-Adviser.
Mark Steffen	Salary/Bonus	Belle Haven	Mark Steffen receives compensation that is a combination of salary and a bonus based on the profitability of Belle Haven, the Sub-Adviser.

The dollar range of shares beneficially owned, for the year ended December 31, 2006, are as follows:

Matthew Dalton

Intermediate Bond Fund

None

Mark Steffen

Intermediate Bond Fund

None

A description of the Sub-Adviser appears in the “Management” section of the Monetta Trust’s Prospectus.

Please keep this supplement for future reference

3